CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the reference to our firm under the caption “Financial Highlights” in each Prospectus dated June 1, 2010 for Invesco Van Kampen New York Tax Free Income Fund, Invesco Van Kampen Intermediate Term Municipal Income Fund, Invesco Van Kampen Municipal Income Fund, and Invesco Van Kampen Insured Tax Free Income Fund, that are incorporated by reference in the Proxy Statements/Prospectuses in this Post-Effective Amendment No. 1 (the “Amendment”) to the Registration Statement of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) on Form N-14 (File No. 333-170757).
We also consent to the reference to our firm as predecessor fund’s auditor under the caption “Independent Registered Public Accounting Firm” and to the incorporation by reference of our reports dated November 20, 2009 for Van Kampen New York Tax Free Income Fund, Van Kampen Intermediate Term Municipal Income Fund, Van Kampen Municipal Income Fund, and Van Kampen Insured Tax Free Income Fund, in the Statement of Additional Information dated June 1, 2010 of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), that is incorporated by reference in the Statement of Additional Information in the Amendment.
/s/ ERNST & YOUNG LLP
Chicago, Illinois
December 30, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the reference to our firm under the caption “Financial Highlights” in the Prospectus dated June 1, 2010 for Invesco Municipal Fund, that is incorporated by reference in the Proxy Statement/Prospectus in this Post-Effective Amendment No.1 (the “Amendment”) to the Registration Statement on Form N-14 (File No. 333-170757) of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds.
We also consent to the reference to our firm as predecessor fund’s auditor under the caption “Independent Registered Public Accounting Firm” and to the incorporation by reference of our report dated November 24, 2009 on Municipal Portfolio of Morgan Stanley Institutional Fund Trust in the Statement of Additional Information dated June 1, 2010 of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds),that is incorporated by reference in the Statement of Additional Information in the Amendment.
/s/ ERNST & YOUNG LLP
Boston, Massachusetts
January 4, 2011